Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property Plant And Equipments Disclosure [Text Block]
Note 7 — Property and Equipment

Property and equipment, net consisted of the following:

	December 31,	December 31,
	2014	2013
Medical equipment	$801,463	$1,278,681
Office equipment	150,411	86,001
Software	307,844	—
Manufacturing equipment	307,851	307,971
Leasehold improvements	32,130	390,911
	1,599,699	2,063,564
Less accumulated depreciation and amortization	(674,528)	(1,144,095)
	$925,171	$919,469

As a result of the Arthrex Agreement (See Note 2 — Arthrex Distributor and License Agreement for additional details.), Angel centrifuges were classified to “Inventory” in the accompanying consolidated balance sheets, whereas they were previously classified as “Property and equipment”.

For the year ended December 31, 2014 depreciation expense and amortization was approximately $276,000, of which $72,000 was reported as research, development, trials and studies, and $105,000 was reported as cost of sales.

For the year ended December 31, 2013 depreciation expense and amortization was approximately $726,000, of which $299,000 was reported as research, development, trials and studies, and $310,000 was reported as cost of sales.

The net book value of property and equipment disposed of was approximately $265,000 in 2014 and $1,543,000 in 2013 (which includes approximately $1,295,000 of existing placed Angel centrifuges sold under the Arthrex Agreement). The disposal of property and equipment was primarily due to the sale of centrifuges and the close-out of our research and development facility.